UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-00862

The Growth Fund of America, Inc.
(Exact name of registrant as specified in charter)

P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Address of principal executive offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: August 31

Date of reporting period: August 31, 2007

Patrick F. Quan
Capital Research and Management Company
P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Name and address of agent for service)

Copies to:
Michael Glazer
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street, 25th Floor
Los Angeles, California 90071
(Counsel for the registrant)

ITEM 1 – Reports to Stockholders

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The right choice for the long term®

The Growth Fund of America

How The Growth Fund of America fosters creative investing

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Annual report for the year ended August 31, 2007

The Growth Fund of America® invests in a wide range of companies that appear to offer superior opportunities for growth of capital.

This fund is one of the 30 American Funds. American Funds ranks among the nation’s three largest mutual fund families. For 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents

Letter to shareholders	1
The value of a long-term perspective	4
Feature article: How The Growth Fund of America
fosters creative investing	6
Summary investment portfolio	11
Financial statements	17
Board of directors and other officers	32
What makes American Funds different?	back cover

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2007 (the most recent calendar quarter-end):

	1 year	5 years	10 years
Class A shares
Reflecting 5.75% maximum sales charge	+14.45%	+16.74%	+10.96%

The total annual fund operating expense ratio for Class A shares as of the most recent fiscal year-end was 0.64%. This figure does not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table on pages 24 and 25 for details.

Results for other share classes can be found on page 3.

Fellow shareholders:

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Helped by strong corporate earnings, a supportive global economy and a steady stream of buyouts and acquisitions, U.S. stocks made a solid advance during the past 12 months ended August 31, 2007. In the last three months of the period, however, equities ran into difficulty because of turmoil in the credit markets and potential losses from subprime mortgage investments. Currently, investors remain concerned about credit tightening, a housing slump and the potential for further losses by hedge funds and banks.

Against this backdrop, we are pleased to report that The Growth Fund of America (GFA) posted a total return of 16.7%. As the table below shows, GFA’s total return exceeded that of the unmanaged Standard & Poor’s 500 Composite Index, a broad measure of primarily large U.S. stocks.

The S&P 500 gained 15.1%, and the fund’s Lipper benchmark indexes had increases ranging from 15.8% to 18.7%. Over longer periods, GFA has continued to outpace the general market and the fund’s comparable indexes by significant margins.

What helped results

Materials businesses, agricultural producers and energy companies made major contributions during the 12-month period. Their gains were fueled by growing demand for their products in developing countries such as Brazil, Russia, India and China. Among the largest gainers were fertilizer manufacturer Potash Corporation of Saskatchewan (+171.2%), Schlumberger, the fund’s third-largest holding and a leading oil service provider (+57.4%) and Transocean, the world’s largest offshore drilling company, (+57.4%).

Investments outside the United States and Canada, comprising 13.6% of the fund’s portfolio, also helped the fund. They included Finland-based Nokia, the fund’s fourth-largest holding and a leading cell phone and network infrastructure concern (+57.5%). Companies headquartered outside the U.S., as measured by the MSCI EAFE Index, had a total return of 19.2% for the period compared with 15.1% of the S&P 500.

Several of our large information technology holdings did quite well. They included Cisco Systems, the fund’s fifth-largest holding (+45.2%), Google, our largest position (+36.1%) and Oracle, our eighth-largest holding (+29.6%). Some other technology-based companies did not do so well such as Yahoo! (–21.1%) and Samsung Electronics (–6.9%).

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Results at a glance

Total returns for periods ended August 31, 2007, with all distributions reinvested
Average annual
	1 year	5 years	10 years	Lifetime*

The Growth Fund of America Class A shares	+16.7%	+15.4%	+11.7%	+15.4%
Standard & Poor’s 500 Composite Index†	+15.1	+12.0	+6.7	+12.0
Lipper Capital Appreciation Funds Index	+17.3	+13.3	+6.3	+11.9
Lipper Growth Funds Index	+15.8	+11.2	+5.3	+10.8
Lipper Multi-Cap Core Funds Index	+16.3	+13.3	+7.0	+11.6
Lipper Multi-Cap Growth Funds Index	+18.7	+13.7	+5.4	+11.8

*Since Capital Research and Management Company began managing the fund on December 1, 1973.
† Unmanaged.
[End Sidebar]

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What hurt results

Health care stocks lagged, reflecting concerns about the possibility of price pressure imposed by the new political majority in Congress, and, in some cases, by specific company problems. Among the companies affected were Roche Holding, the fund’s sixth-largest holding and a world leader in pharmaceuticals and diagnostic research (–5.5%), and Cardinal Health (+1.4%), one of the largest distributors of pharmaceuticals and health products.

Many financial companies were seriously affected by the subprime mortgage and credit problems. To illustrate, financial companies within the S&P 500 had a total return of only 3.6% for the past 12 months. So while any exposure to this area was generally harmful to results, we are pleased that GFA held a relatively small position in financials (7.8% of the fund’s portfolio compared to 21.8% for the S&P 500 as of the beginning of the fiscal year).

Looking ahead

The outlook for the economy depends on the impacts from the housing market slump and the credit difficulties in financial markets. It is not clear at this time whether these factors will cause a recession in the United States or globally. We will be closely monitoring conditions in the months ahead with our global network of investment analysts. We are in a period where risk and credit are being repriced, and while that will cause a decline in liquidity and available capital in the short term, it likely will be healthy in the long run for the financial system. Volatility may stay high for a while, and if so, we hope to use that to our advantage as long-term investors by buying on price dips for stocks we find attractive. Our research-driven approach with a long-term perspective will remain the same.

The value of creative investing

Creativity may be underappreciated as a characteristic of our investment process, so we thought we would tell you more about that in this annual report. Exact definitions of creative investing may differ among investors, and even the decision-makers for GFA, but we all agree on the importance of independent thinking. The feature story on page 6 describes why it’s important to shareholders.

We welcome our new shareholders and thank our long-term investors for their continuing faith in The Growth Fund of America.

Cordially,

/s/ James F. Rothenberg
James F. Rothenberg
Vice Chairman of the Board

/s/ Donald D. O’Neal
Donald D. O’Neal
President

October 3, 2007

For current information about the fund, visit americanfunds.com.

Other share class results

Class B, Class C, Class F and Class 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2007 (the most recent calendar quarter-end):
	1 year	5 years	Life of class
Class B shares— first sold 3/15/00
Reflecting applicable contingent deferred sales
charge (CDSC), maximum of 5%, payable only
if shares are sold within six years of purchase	+15.51%	+17.03%	+3.97%
Not reflecting CDSC	+20.51%	+17.25%	+3.97%

Class C shares— first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	+19.45%	+17.18%	+7.22%
Not reflecting CDSC	+20.45%	+17.18%	+7.22%

Class F shares*— first sold 3/15/01
Not reflecting annual asset-based fee charged by
sponsoring firm	+21.40%	+18.12%	+8.09%

Class 529-A shares†— first sold 2/15/02
Reflecting 5.75% maximum sales charge	+14.35%	+16.72%	+9.37%
Not reflecting maximum sales charge	+21.34%	+18.10%	+10.52%

Class 529-B shares†— first sold 2/15/02
Reflecting applicable CDSC, maximum of 5%,
payable only if shares are sold within
six years of purchase	+15.35%	+16.86%	+9.45%
Not reflecting CDSC	+20.35%	+17.07%	+9.57%

Class 529-C shares†— first sold 2/15/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	+19.37%	+17.08%	+9.58%
Not reflecting CDSC	+20.37%	+17.08%	+9.58%

Class 529-E shares*†— first sold 3/1/02	+20.97%	+17.69%	+9.95%

Class 529-F shares*†— first sold 9/16/02
Not reflecting annual asset-based fee charged
by sponsoring firm	+21.59%	+18.12%	+16.53%

*These shares are sold without any initial or contingent deferred sales charge.
† Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 24 and 25 for details.

For information regarding the differences among the various share classes, please refer to the fund’s prospectus.

The value of a long-term perspective

How a $10,000 investment has grown

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com. Fund figures reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2

Average annual total returns based on a $1,000 investment (for periods ended August 31, 2007)*
	1 year	5 years	10 years

Class A shares	+9.97%	+14.00%	+11.04%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 24 and 25 for details.

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Year ended August 31	The Growth Fund of America[3]	Standard & Poor’s 500 Composite Index with dividends reinvested[4,5]	Lipper Multi-Cap Growth Funds Index[4]	Lipper Multi-Cap Core Funds Index[4]	Consumer Price Index (inflation)[6]

12/1/1973	$9,425	$10,000	$10,000	$10,000	$10,000
8/31/1974	7,874	7,749	7,845	7,761	10,893
8/31/1975	9,792	9,776	9,431	9,873	11,830
8/31/1976	11,165	12,043	10,765	11,715	12,505
8/31/1977	12,377	11,835	11,007	11,697	13,333
8/31/1978	20,136	13,315	14,823	14,369	14,379
8/31/1979	23,595	14,881	17,014	16,280	16,078
8/31/1980	31,496	17,588	22,374	20,040	18,148
8/31/1981	35,383	18,539	24,287	21,228	20,109
8/31/1982	38,595	19,134	25,570	22,123	21,285
8/31/1983	56,382	27,582	38,044	32,033	21,830
8/31/1984	56,805	29,280	36,701	31,782	22,767
8/31/1985	64,493	34,616	41,413	36,607	23,529
8/31/1986	82,962	48,158	55,640	48,803	23,900
8/31/1987	109,731	64,779	72,149	62,610	24,924
8/31/1988	97,962	53,241	58,985	51,546	25,926
8/31/1989	136,507	74,101	83,543	69,658	27,146
8/31/1990	123,184	70,400	76,088	65,613	28,671
8/31/1991	160,815	89,300	101,155	82,704	29,760
8/31/1992	168,703	96,368	106,268	87,795	30,697
8/31/1993	210,269	110,996	133,701	104,956	31,547
8/31/1994	222,852	117,057	138,309	112,215	32,462
8/31/1995	279,812	142,129	172,196	132,843	33,312
8/31/1996	282,323	168,734	192,309	153,447	34,270
8/31/1997	391,124	237,282	252,795	207,038	35,033
8/31/1998	390,174	256,505	241,989	204,380	35,599
8/31/1999	629,203	358,611	359,870	273,501	36,405
8/31/2000	965,880	417,104	549,013	340,564	37,647
8/31/2001	721,756	315,433	308,552	263,388	38,671
8/31/2002	578,827	258,698	225,096	217,245	39,368
8/31/2003	701,724	289,889	272,701	249,447	40,218
8/31/2004	762,451	323,073	285,459	274,632	41,285
8/31/2005	924,112	363,626	342,600	322,690	42,789
8/31/2006	1,013,358	395,887	359,772	348,654	44,423
8/31/2007	1,182,434	455,775	426,880	405,569	45,298
[end mountain chart]

Year ended August 31	1974 [7]	1975	1976	1977	1978	1979	1980

Total value (dollars in thousands)
Dividends reinvested	—	$.4	.3	—	.3	—	.3
Value at year-end	$7.9	9.8	11.2	12.4	20.1	23.6	31.5
GFA total return	(21.3%)	24.4	14.0	10.9	62.7	17.2	33.5

Year ended August 31	1981	1982	1983	1984	1985	1986	1987

Total value (dollars in thousands)
Dividends reinvested	.5	1.7	2.3	1.6	1.2	1.0	1.4
Value at year-end	35.4	38.6	56.4	56.8	64.5	83.0	109.7
GFA total return	12.3	9.1	46.1	0.8	13.5	28.6	32.3

Year ended August 31	1988	1989	1990	1991	1992	1993	1994

Total value (dollars in thousands)
Dividends reinvested	1.5	1.7	3.6	3.2	2.5	1.5	.9
Value at year-end	98.0	136.5	123.2	160.8	168.7	210.3	222.9
GFA total return	(10.7)	39.3	(9.8)	30.5	4.9	24.6	6.0

Year ended August 31	1995	1996	1997	1998	1999	2000	2001

Total value (dollars in thousands)
Dividends reinvested	1.4	2.5	2.0	2.5	2.0	1.1	3.9
Value at year-end	279.8	282.3	391.1	390.2	629.2	965.9	721.8
GFA total return	25.6	0.9	38.5	(0.2)	61.3	53.5	(25.3)

Year ended August 31	2002	2003	2004	2005	2006	2007

Total value (dollars in thousands)
Dividends reinvested	1.4	.6	.2	2.8	5.9	8.7
Value at year-end	578.8	701.7	762.5	924.1	1,013.4	1,182.4
GFA total return	(19.8)	21.2	8.7	21.2	9.7	16.7

Average annual total return for 33-3/4 years 15.2%3

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

[2]The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]Includes reinvested dividends of $60,838 and reinvested capital gain distributions of $411,734.
[4]Includes reinvested dividends.
[5]The S&P 500 is unmanaged and includes reinvested distributions, but does not reflect sales charges, commissions or expenses and cannot be invested in directly.
[6]Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[7]For the period December 1, 1973 (when Capital Research and Management Company became the fund’s investment adviser), through August 31, 1974.

The results shown are before taxes on fund distributions and sale of fund shares.

How The Growth Fund of America fosters creative investing

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What is creative investing? Is it originality?
Imagination? Inspiration? Ingenuity?
Or all of the above?

[Begin Sidebar]
Creativity helps us develop fresh insights and take different approaches than our competitors and the rest of Wall Street.
— Don O’Neal
[End Sidebar]

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Don O’Neal
[End Photo Caption]

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Anne-Marie Peterson
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Brad Barrett
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Mike Shanahan
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In the investment world, it can be all of the above and more. “Seeing value where others don’t,” says investment analyst Brad Barrett. “Having a vision of what could happen to a company or an industry,” adds investment analyst Anne-Marie Peterson. “Identifying opportunities and especially risks that the computer can’t recognize,” portfolio counselor Mike Shanahan says.

Exact definitions of creative investing may differ among the decision-makers for The Growth Fund of America (GFA), but they all agree on the importance of encouraging originality in investing. “We need to create an environment that allows considerable room for individual creativity and fosters collaboration with other bright, motivated individuals,” says Jim Rothenberg, vice chairman and a portfolio counselor of GFA. In the pages ahead, you will find out how the fund strives to support creative investing and why it’s important to shareholders.

“Creativity helps us develop fresh insights and take different approaches than our competitors and the rest of Wall Street,” says Don O’Neal, president of GFA. “Creative investing is being able to intelligently zig while others zag.”

Investing for the long term

GFA’s focus on the long term allows its investment decision-makers to think independently. “If as an analyst you are caught on the treadmill of quarterly earnings reports and short-term news flow, you don’t have time to invest creatively,” says Jessica Spaly, an investment analyst who covers U.S. retailing for GFA. “By allowing analysts to focus on companies over multi-year periods and to step back from the daily news flow, we can take the time to deeply analyze critical long-term trends and inflection points.”

How does Jessica do this? There is no prescribed way to be an investor at Capital Research and Management Company (CRMC), the investment adviser to GFA, she explains. “Analysts can do their research and build their models and communicate their thoughts in the way that best suits their styles. Some analysts’ reports are all tables, graphs and charts, and other analysts’ reports read like novels. Both types invest successfully but their working approaches are different,” says Jessica.

Jessica’s investment style is to try to find the winners in the retail industry: truly great companies that are gaining market share over long periods of time but that can be bought at reasonable valuations. Those reasonable valuations occur at times when most investors are too focused on a near-term data point or a macroeconomic concern and forget about a company’s long-term opportunities.

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[Begin Photo Caption]
[photo of Jessica Spaly]
Jessica Spaly
[End Photo Caption]

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Jim Rothenberg
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Mike Kerr
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Retail companies report their sales monthly and many analysts spend much of their time trying to predict monthly same-store sales. While they are an important metric, same-store sales are only one of many metrics to follow. And these numbers are quite volatile in the short term. They can be affected by weather, gas prices and the time children return to school in different states. “While Wall Street is concentrating on these numbers, I can focus on long-term values and purchase more shares when temporary situations drive the prices of these good companies lower,” Jessica says.

Creating an atmosphere of freedom and responsibility

“Capital Research is a place that gives you the freedom to do your job as you see fit — providing you are effective,” says Anne-Marie, who covers small- and medium-sized retail firms. “There is only one focus around here: long-term results for our shareholders. The analysts here also get an opportunity to invest money — not to just make recommendations. It’s one thing to suggest that a portfolio counselor invest in a company. It’s quite a different thing to invest in it yourself.”

Portfolio counselor Mike Kerr says the system mixes freedom and responsibility. “If you have conviction about a stock, you have the ability to take action in your portion of the portfolio. You have the freedom to act on your convictions, and then take the responsibility for being successful or not successful. As long as you are excellent, how you get there is not important,’’ Mike says.

Following your passions, interests and expertise

GFA’s investment professionals are encouraged “to follow their own passions, interests and expertise,” says portfolio counselor Gordon Crawford. The culture of CRMC and its management system help to make this happen.

“Capital Research is, by design, a private company that prefers to avoid the limelight,” says Jim, also chairman and chief executive officer of CRMC. “We have a relatively simple cultural imperative — to strive to produce consistently superior, long-term investment results for our shareholders and clients. Our most important asset is our people and their unique talents. Capital is not built around ‘stars’ but instead is built around teams. We spend enormous effort to identify obstacles that impede our associates from being as successful as they can be, and we attempt to find solutions that minimize or eliminate bottlenecks and conflicts. We constantly remind ourselves that investing is much like an endurance race. Extremely fast, early lap times often correlate with excess risk, and you cannot succeed unless you finish the race.”

[Begin Sidebar]
Our most important asset is our people and their unique talents. Capital is not built around ‘stars’ but instead is built around teams.
— Jim Rothenberg
[End Sidebar]

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Ron Morrow
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Gordon Crawford
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Under the multiple portfolio counselor system, the majority of GFA’s investment portfolio is managed by portfolio counselors who are generalists and invest broadly. With the addition of Ron Morrow, who previously specialized in consumer products stocks, the fund now has 11 portfolio counselors. Each is allocated a portion of the portfolio to manage in line with the fund’s broad objective of “investing in companies that appear to offer superior opportunities for growth of capital.” The final portion of the fund, up to one-fourth of the fund’s assets, is managed by a group of investment analysts who specialize in individual industries.

The multiple portfolio counselor system helps encourage creativity because it blends individuality with collaboration. Each counselor is responsible for his or her slice of the portfolio so they have the ability to own only their strongest ideas. “I don’t have to worry that the fund may become imbalanced because I concentrate on my highest conviction ideas,” Gordon says. “Another counselor may have the exact opposite approach.” The investment adviser strives to make sure that the fund maintains a diversified portfolio.

The fund’s investment adviser has carefully selected the 11 counselors by choosing investment professionals with different styles and approaches. They come from different backgrounds and have different life experiences and areas of expertise. Some do better in up markets and some do better in down markets. Each counselor is encouraged to focus on their highest convictions. This leads to portfolios that look very different from common benchmarks like Standard & Poor’s 500 Composite Index. “We prefer to exercise creativity and judgment when we invest,” Don says. “Copying the crowd is not in our DNA.”

Taking advantage of a global network

For portfolio counselor Ron Morrow, the global scope of CRMC provides a competitive edge to investing. Ron concentrates on themes such as a growing shortage of energy and basic commodities and the growth of global positioning satellites. The opportunity to talk with CRMC associates around the world enhances his ability to invest creatively. “If I am talking about basic materials and the outlook for copper mines, I call on our colleagues in Asia to find out what the demands are there for copper, other basic materials and building supplies. We have people who are in China and India every few weeks and can tell us what’s really going on. We have folks watching the Chinese coal and steel industry and reporting back which materials are being purchased by which companies.”

Gordon Crawford believes it’s extremely important to have investment analysts based locally in emerging market economies to call on companies in person. “It helps to be part of the culture to make more reasoned judgments about what is going on,” he says.

[Begin Sidebar]
A wealth of experience

The Growth Fund of America currently has 11 portfolio counselors who bring together 333 years of investment experience to managing your investment. Here are the specific years of experience for these primary decision-makers for the fund.*

Years of
investment
Portfolio counselor	experience*

R. Michael Shanahan	43
Ronald B. Morrow	39
James F. Rothenberg	37
Gordon Crawford	36
James E. Drasdo	36
Gregg E. Ireland	34
Donnalisa Barnum	26
Michael T. Kerr	24
Donald D. O’Neal	22
Timothy P. Dunn	22
Blair Frank	14

*As of November 1, 2007.
[End Sidebar]

[Begin Sidebar]
No matter what the market environment, up, down or sideways, creativity in investing is a long-run benefit for shareholders.
— Mike Shanahan
[End Sidebar]

[photo of a man playing a straight saxaphone]
[photo of the back of a man - a trumpet in his right hand]

Even though GFA is limited to investing up to 15% of its portfolio in companies located outside the United States and Canada, Gordon has devoted a good portion of his portfolio to U.S.-based companies that do business with emerging markets nations. His holdings include oil producers and oil services companies, metals and mining companies and global agricultural companies. “Think about the more than 2 billion people in China and India moving up the disposable income ladder. As these people move to the cities and become more well-to-do, they will eat more protein. More protein consumption causes multiplied need for more grain to raise the animals for these meats. Grain inventories, meanwhile, are at a 30-year low. Several companies in my portfolio are attempting to solve this problem. This is a 10-year investment thesis on global agriculture,” he explains. “This is what we can do in GFA because we are not overly concerned about short-term results. We have the luxury of looking at the big picture and investing for the long term.”

Creative thinking can help avoid market disasters

“We don’t often think of creativity as a way to avoid destruction, but in many cases it is deeply valuable,” says Mike Shanahan. “In the 1990s, GFA was able to see the different implications and benefits of the Internet. We invested in many companies that turned out to be quite successful. We also forecast that many companies weren’t going to make it. As a result, we avoided most of the disasters and didn’t lose all of our gains in the 2000–2002 market downturn.” Creative discussions of the pros and cons of Internet-related stocks in small groups helped. “Multiple decision-makers, none of whom are fallible or infallible as individuals, collectively had enough wisdom to see significant risks as well as opportunities in the Internet boom,” Mike says.

Why should shareholders care about the creative thinking that is a hallmark of GFA? “No matter what the market environment, up, down or sideways, creativity in investing is a long-run benefit for shareholders,” Mike says. “To the extent that we have better anticipated future changes through creative thinking, we have been able to make investments for the shareholders at better prices and for a longer holding period. Shareholders have benefited from the appreciation and increased income, and with less risk.”

Summary investment portfolio, August 31, 2007

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

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Industry sector diversification	Percent of net assets

Information technology	21.67%
Energy	12.61
Consumer discretionary	12.51
Health care	11.61
Industrials	8.20
Other industries	25.38
Short-term & other assets less liabilities	8.02
[end pie chart]

Largest Equity Holdings	Percent of net assets

Google	2.38%
Microsoft	2.34
Schlumberger	2.17
Nokia	1.96
Cisco Systems	1.94
Roche	1.84
Fannie Mae	1.78
Oracle	1.77
Target	1.61
Lowe's	1.61

Common stocks - 91.77%	Shares	Market value (000)	Percent of net assets

Information technology - 21.67%
Google Inc., Class A (1)	8,572,500	4,416,981	2.38
Microsoft Corp.	151,470,000	4,351,733	2.34
Nokia Corp. (ADR)	57,949,974	1,905,395
Nokia Corp.	52,628,000	1,733,380	1.96
Cisco Systems, Inc. (1)	113,090,000	3,609,833	1.94
Oracle Corp. (1)	161,958,700	3,284,522	1.77
Yahoo! Inc. (1)	64,738,000	1,471,495	.79
Texas Instruments Inc.	34,899,000	1,194,942	.64
Samsung Electronics Co., Ltd.	1,709,169	1,076,886	.58
International Business Machines Corp.	8,995,000	1,049,627	.56
Intel Corp.	40,470,000	1,042,102	.56
Other securities		15,149,454	8.15
		40,286,350	21.67

Energy - 12.61%
Schlumberger Ltd.	41,774,400	4,031,230	2.17
Suncor Energy Inc.	18,424,414	1,652,242	.89
Canadian Natural Resources, Ltd.	21,600,350	1,478,177	.80
Baker Hughes Inc. (2)	17,606,800	1,476,506	.79
Devon Energy Corp.	16,919,900	1,274,238	.69
EOG Resources, Inc. (2)	15,885,000	1,070,014	.57
Transocean Inc. (1)	9,905,400	1,040,958	.56
Petro-Canada	18,385,900	938,728	.50
Other securities		10,479,371	5.64
		23,441,464	12.61

Consumer discretionary - 12.51%
Target Corp. (2)	45,484,502	2,998,793	1.61
Lowe's Companies, Inc. (2)	96,114,400	2,985,313	1.61
Time Warner Inc.	84,422,000	1,602,330	.86
Carnival Corp., units (2)	31,600,000	1,440,644	.77
Las Vegas Sands Corp. (1)	12,890,000	1,285,133	.69
News Corp., Class A	57,434,800	1,161,906	.63
Best Buy Co., Inc.	22,663,400	996,056	.54
MGM Mirage, Inc. (1)	11,848,281	994,900	.54
Other securities		9,783,321	5.26
		23,248,396	12.51

Health care - 11.61%
Roche Holding AG	19,680,000	3,421,759	1.84
Medtronic, Inc.	46,569,000	2,460,706	1.32
Eli Lilly and Co.	23,222,400	1,331,805	.72
Genentech, Inc. (1)	16,580,000	1,240,350	.67
Schering-Plough Corp.	41,278,200	1,239,172	.67
Cardinal Health, Inc.	14,810,300	1,012,728	.54
Stryker Corp.	14,607,000	975,748	.52
Amgen Inc. (1)	18,223,000	913,154	.49
Other securities		8,996,026	4.84
		21,591,448	11.61

Industrials - 8.20%
General Electric Co.	70,160,000	2,727,119	1.47
United Parcel Service, Inc., Class B	18,383,500	1,394,572	.75
Caterpillar Inc.	17,666,000	1,338,553	.72
Boeing Co.	12,400,000	1,199,080	.64
Illinois Tool Works Inc.	16,040,000	933,047	.50
General Dynamics Corp.	11,641,400	914,548	.49
Other securities		6,745,478	3.63
		15,252,397	8.20

Financials - 7.84%
Fannie Mae (2)	50,524,700	3,314,926	1.78
American International Group, Inc.	28,675,200	1,892,563	1.02
Freddie Mac	22,602,300	1,392,528	.75
Berkshire Hathaway Inc., Class A (1)	10,750	1,272,692	.69
Other securities		6,700,890	3.60
		14,573,599	7.84

Consumer staples - 5.16%
Altria Group, Inc.	29,536,700	2,050,142	1.10
Coca-Cola Co.	22,405,000	1,204,941	.65
Walgreen Co.	25,391,100	1,144,377	.61
PepsiCo, Inc.	15,800,000	1,074,874	.58
Other securities		4,125,521	2.22
		9,599,855	5.16

Materials - 4.64%
Potash Corp. of Saskatchewan Inc.	13,672,000	1,210,792	.65
Syngenta AG (2)	5,200,000	973,439	.52
Other securities		6,439,758	3.47
		8,623,989	4.64

Telecommunication services - 2.46%
Sprint Nextel Corp., Series 1	130,289,950	2,465,086	1.33
Qwest Communications International Inc. (1) (2)	114,418,000	1,024,041	.55
Other securities		1,085,899	.58
		4,575,026	2.46

Utilities - 0.24%
Other securities		437,802	.24

MISCELLANEOUS - 4.83%
Other common stocks in initial period of acquisition		8,976,156	4.83

Total common stocks (cost: $126,961,764,000)		170,606,482	91.77

Preferred stocks - 0.00%

Other - 0.00%
Other securities		583	.00

Total preferred stocks (cost: $21,000,000)		583	.00

Bonds & notes - 0.21%

Other - 0.21%
Other securities		381,175	.21

Total bonds & notes (cost: $354,655,000)		381,175	.21

	Principal
	amount
Short-term securities - 7.96%	(000)

Federal Home Loan Bank 4.788-5.140% due 9/5/2007-1/24/2008	2,545,040	2,524,123	1.36
Freddie Mac 4.91-5.14% due 9/4-12/4/2007	2,323,122	2,309,238	1.24
U.S. Treasury Bills 4.742-4.855% due 9/6-11/15/2007	1,296,900	1,292,420	.69
Fannie Mae 5.07-5.145% due 9/7-10/24/2007 (2)	709,727	707,216	.38
Edison Asset Securitization LLC 5.25-5.85% due 10/2-11/9/2007 (3)	160,500	159,168
General Electric Capital Corp. 5.19-5.23% due 9/18-11/15/2007	135,000	134,151
General Electric Capital Services, Inc. 5.21% due 9/18-11/14/2007	125,000	124,235
General Electric Co. 5.24-5.26% due 11/19-11/20/2007	89,100	88,007	.27
International Lease Finance Corp. 5.20-5.24% due 9/14-11/8/2007	200,000	198,803
AIG Funding Inc. 5.20% due 9/11/2007	42,400	42,333	.13
Lowes Companies Inc. 5.27% due 9/12/2007 (2)	20,000	19,965	.01
Other securities		7,201,111	3.88

Total short-term securities (cost: $14,795,936,000)		14,800,770	7.96

Total investment securities (cost: $142,133,355,000)		185,789,010	99.94
Other assets less liabilities		120,215	.06

Net assets		$185,909,225	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

"Miscellaneous" and "Other securities" include securities (with aggregate value of $101,080,000), which were valued under fair value procedures adopted by authority of the board of directors.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company.  The fund's affiliated holdings listed below are either shown in the preceding summary investment portfolio or included in the market value of "Other securities" under their respective industry sectors. Further details on these holdings and related transactions during the year ended August 31, 2007, appear below.

Company	Beginning shares or principal amount		Purchases	Sales	Ending shares or principal amount	Dividend/ interest income (000)	Market value of affiliates at 8/31/2007 (000)

Fannie Mae	36,522,600		14,002,100	-	50,524,700	$77,474	$3,314,926
Fannie Mae, short-term securities	$1,350,000,000		$5,972,325,000	$6,612,598,000	$709,727,000	90,098	707,216
Lowe's Companies, Inc.	85,814,400		10,300,000	-	96,114,400	21,476	2,985,313
Lowe's Companies, Inc., short-term securities	$-		$20,000,000	$-	$20,000,000	53	19,965
Target Corp.	39,985,000		5,499,502	-	45,484,502	22,015	2,998,793
Baker Hughes Inc.	11,385,000		10,669,000	4,447,200	17,606,800	7,923	1,476,506
Carnival Corp., units	36,100,000		-	4,500,000	31,600,000	41,975	1,440,644
EOG Resources, Inc.	12,470,000		3,415,000	-	15,885,000	4,747	1,070,014
Qwest Communications International Inc. (1)	106,563,100		20,546,800	12,691,900	114,418,000	-	1,024,041
Syngenta AG	-		5,200,000	-	5,200,000	5,844	973,439
KLA-Tencor Corp.	12,940,000		-	-	12,940,000	6,599	743,662
USX Corp.	3,021,000		6,130,000	1,920,291	7,230,709	2,956	683,157
Linear Technology Corp.	19,850,000		-	-	19,850,000	13,697	674,701
Analog Devices, Inc.	15,216,666		3,700,000	770,000	18,146,666	13,103	669,249
Bunge Ltd.	7,250,000		-	-	7,250,000	4,713	662,940
Southwest Airlines Co.	38,868,877		9,395,000	4,685,000	43,578,877	800	658,477
International Game Technology	5,000,000		11,800,000	-	16,800,000	3,534	641,256
Xilinx, Inc.	22,700,000		-	-	22,700,000	9,534	580,439
Altera Corp.	23,950,000		-	-	23,950,000	1,916	570,249
BJ Services Co.	7,300,000		10,175,000	-	17,475,000	2,365	433,555
CONSOL Energy Inc. (3)	7,400,000		-	-	7,400,000	2,072	295,112
CONSOL Energy Inc.	3,456,400		-	-	3,456,400	968	137,841
Advanced Micro Devices, Inc. (1)	8,000,000		24,240,000	-	32,240,000	-	419,120
Newfield Exploration Co. (1)	8,264,800		-	-	8,264,800	-	359,436
CarMax, Inc. (1)	3,775,000		10,100,000	1,275,000	12,600,000	-	285,516
Robert Half International Inc.	7,610,000		700,000	-	8,310,000	3,032	265,421
Sealed Air Corp.	5,289,000		5,705,900	1,723,700	9,271,200	2,883	245,223
Kerry Group PLC, Class A	8,965,824		-	-	8,965,824	2,146	218,086
Applied Materials, Inc. (4)	88,815,000		-	54,190,000	34,625,000	11,777	-
C. R. Bard, Inc. (4)	4,388,482	(5)	2,336,018	3,475,000	3,249,500	3,594	-
CDW Corp. (1) (4)	4,000,000		-	500,000	3,500,000	-	-
Forest Laboratories, Inc. (1) (4)	17,843,950		-	13,477,950	4,366,000	-	-
Freeport-McMoRan Copper & Gold Inc. (4)	9,596,000		4,721,500	4,184,500	10,133,000	31,438	-
Getty Images, Inc. (1) (4)	3,050,000		-	1,000,000	2,050,000	-	-
Harman International Industries, Inc. (4)	1,810,000	(5)	1,950,000	2,278,100	1,481,900	116	-
Harrah's Entertainment, Inc. (4)	9,823,036		-	7,102,000	2,721,036	6,555	-
Limited Brands, Inc. (4)	20,700,000		-	4,700,000	16,000,000	12,211	-
Maxim Integrated Products, Inc. (4)	20,840,000		-	5,700,000	15,140,000	11,703	-
Potash Corp. of Saskatchewan Inc. (4)	5,304,000		10,108,000	1,740,000	13,672,000	3,237	-
Sabre Holdings Corp., Class A (4)	7,062,811		-	7,062,811	-	1,836	-
Smith International, Inc. (4)	7,958,000		5,000,000	3,085,000	9,873,000	3,815	-
Southwestern Energy Co. (4)	7,385,000	(5)	3,000,000	10,385,000	-	-	-
Zimmer Holdings, Inc. (1) (4)	15,650,000		-	14,650,000	1,000,000	-	-
						$428,205	$24,554,297

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Security did not produce income during the last 12 months.
(2) Represents an affiliated company as defined under the Investment Company Act of 1940.
(3) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $5,321,211,000 which represented 2.86% of the net assets of the fund.

(4) Unaffiliated issuer at 8/31/2007.
(5) The holding was in its initial period of acquisition at 8/31/2006 and was not publicly disclosed.

ADR = American Depositary Receipts

The descriptions of the companies shown in the summary investment portfolio are supplemental. These descriptions and the industry classifications were obtained from published reports and other sources believed to be reliable, and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at August 31, 2007	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market:
Unaffiliated issuers (cost: $123,328,408)	$161,234,713
Affiliated issuers (cost: $18,804,947)	24,554,297	$185,789,010
Cash denominated in non-U.S. currencies
(cost: $42)		42
Cash		1,146
Receivables for:
Sales of investments	338,903
Sales of fund's shares	383,448
Dividends and interest	192,071	914,422
		186,704,620
Liabilities:
Payables for:
Purchases of investments	387,933
Repurchases of fund's shares	231,788
Investment advisory services	37,159
Services provided by affiliates	133,759
Deferred directors' compensation	2,806
Other	1,950	795,395
Net assets at August 31, 2007		$185,909,225

Net assets consist of:
Capital paid in on shares of capital stock		$132,851,174
Undistributed net investment income		972,469
Undistributed net realized gain		8,429,864
Net unrealized appreciation		43,655,718
Net assets at August 31, 2007		$185,909,225

Total authorized capital stock - 7,500,000 shares, $.001 par value (5,235,317 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*

Class A	$90,124,696	2,519,627	$35.77
Class B	7,596,495	220,301	34.48
Class C	11,091,169	322,974	34.34
Class F	25,404,277	714,380	35.56
Class 529-A	2,724,934	76,501	35.62
Class 529-B	534,033	15,424	34.62
Class 529-C	849,564	24,536	34.62
Class 529-E	143,041	4,047	35.34
Class 529-F	80,673	2,265	35.61
Class R-1	408,535	11,755	34.76
Class R-2	2,814,771	80,785	34.84
Class R-3	13,651,711	387,501	35.23
Class R-4	17,855,584	502,653	35.52
Class R-5	12,629,742	352,568	35.82
(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $37.95 and $37.79, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended August 31, 2007	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S.
taxes of $53,719; also includes
$338,054 from affiliates)	$1,750,289

Interest (including $90,151 from affiliates)	886,757	$2,637,046

Fees and expenses(*):
Investment advisory services	455,221
Distribution services	578,513
Transfer agent services	100,384
Administrative services	110,066
Reports to shareholders	4,317
Registration statement and prospectus	7,004
Postage, stationery and supplies	10,733
Directors' compensation	780
Auditing and legal	224
Custodian	5,542
State and local taxes	1
Other	237
Total fees and expenses before reimbursements/waivers	1,273,022
Less reimbursements/waivers of fees and expenses:
Investment advisory services	45,525
Total fees and expenses after reimbursements/waivers		1,227,497
Net investment income		1,409,549

Net realized gain and unrealized appreciation on investments and non-U.S. currency:
Net realized gain(loss) on:
Investments (including $1,373,618 net gain from affiliates)	10,253,423
Non-U.S. currency transactions	(15,136)	10,238,287
Net unrealized appreciation on:
Investments	13,658,638
Non-U.S. currency translations	184	13,658,822
Net realized gain and
unrealized appreciation
on investments and non-U.S. currency		23,897,109
Net increase in net assets resulting from operations		$25,306,658

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended August 31,2007	Year ended August 31,2006
Operations:
Net investment income	$1,409,549	$1,036,033
Net realized gain on investments and
non-U.S. currency transactions	10,238,287	4,050,097
Net unrealized appreciation
on investments and non-U.S. currency translations	13,658,822	6,329,179
Net increase in net assets
resulting from operations	25,306,658	11,415,309

Dividends and distributions paid to shareholders
Dividends from net investment income	(1,161,226)	(674,862)

Distributions from net realized gain
on investments	(5,227,303)	(924,494)
Total dividends and distributions paid
to shareholders	(6,388,529)	(1,599,356)

Net capital share transactions	19,924,752	22,595,190

Total increase in net assets	38,842,881	32,411,143

Net assets:
Beginning of year	147,066,344	114,655,201
End of year (including
undistributed
net investment income: $972,469 and $740,684, respectively)	$185,909,225	$147,066,344

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization– The Growth Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company.  The fund invests in a wide range of companies that appear to offer superior opportunities for growth of capital.

The fund offers 14 share classes consisting of four retail share classes, five 529 college savings plan share classes and five retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights.  The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies– The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation– Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income– Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders– Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation– Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

2.	Non-U.S. investments

Investment risk – The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation– Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended August 31, 2007, there were no non-U.S. taxes paid on realized gains. As of August 31, 2007, there were no non-U.S. taxes provided on unrealized gains.

3.	Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

The fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, on June 29, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the fund.

As of and during the period ended August 31, 2007, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2003, by state tax authorities for tax years before 2002 and by non-U.S. tax authorities for tax years before 2005.

Distributions– Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; and capital losses related to sales of certain securities within 30 days of purchase. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended August 31, 2007, the fund reclassified $16,285,000 from undistributed net investment income to undistributed net realized gains; and reclassified $253,000 from undistributed net investment income and $200,590,000 from undistributed net realized gains to capital paid-in on the shares of capital stock to align financial reporting with tax reporting.

As of August 31, 2007, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
[Undistributed ordinary income	$1,015,987
Post-October non-U.S. currency loss deferrals (realized during the period November 1, 2006, through August 31, 2007)†	(14,906)
Undistributed long-term capital gain	8,503,536
Gross unrealized appreciation on investment securities	46,202,471
Gross unrealized depreciation on investment securities	(2,646,294)
Net unrealized appreciation on investment securities	43,556,177
Cost of investment securities	142,232,833

†These deferrals are considered incurred in the subsequent year.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended August 31, 2007			Year ended August 31, 2006
	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Share class
Class A	$671,779	$2,697,906	$3,369,685	$445,843	$527,973	$973,816
Class B	8,977	242,027	251,004	-	48,592	48,592
Class C	12,202	331,416	343,618	-	58,820	58,820
Class F	174,938	659,692	834,630	87,642	100,251	187,893
Class 529-A	17,863	71,741	89,604	9,506	11,506	21,012
Class 529-B	328	15,487	15,815	-	2,743	2,743
Class 529-C	790	23,228	24,018	-	3,781	3,781
Class 529-E	641	3,887	4,528	299	632	931
Class 529-F	590	1,951	2,541	242	254	496
Class R-1	831	9,899	10,730	230	1,185	1,415
Class R-2	3,222	79,120	82,342	-	13,343	13,343
Class R-3	64,602	360,175	424,777	32,485	54,873	87,358
Class R-4	113,639	456,380	570,019	59,655	68,134	127,789
Class R-5	90,824	274,394	365,218	38,960	32,407	71,367
Total	$1,161,226	$5,227,303	$6,388,529	$674,862	$924,494	$1,599,356

* Amount less than one thousand.

4.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the fund’s transfer agent, and American Funds Distributors, SM Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services– The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.50% on the first $1 billion of daily net assets and decreasing to 0.239% on such assets in excess of $166 billion. The board of directors approved an amended agreement effective September 1, 2007, continuing the series of rates to include additional annual rates of 0.236% on daily net assets in excess of $188 billion but not exceeding $210 billion; and 0.233% on such assets in excess of $210 billion. During the year ended August 31, 2007, CRMC reduced investment advisory services rates to those provided by the amended agreement. CRMC is currently waiving 10% of investment advisory services fees. During the year ended August 31, 2007, total investment advisory services fees waived by CRMC were $45,525,000. As a result, the fee shown on the accompanying financial statements of $455,221,000, which was equivalent to an annualized rate of 0.269%, was reduced to $409,696,000, or 0.242% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of August 31, 2007, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services– The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended August 31, 2007, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$210,221	$92,994	Not applicable	Not applicable	Not applicable
Class B	73,525	7,390	Not applicable	Not applicable	Not applicable
Class C	102,568	Included in administrative services	$14,350	$1,744	Not applicable
Class F	54,596		20,481	1,563	Not applicable
Class 529-A	4,582		2,225	310	$ 2,384
Class 529-B	4,867		454	118	487
Class 529-C	7,479		698	161	748
Class 529-E	635		118	16	127
Class 529-F	-		62	9	67
Class R-1	3,342		421	68	Not applicable
Class R-2	19,009		3,742	6,145	Not applicable
Class R-3	58,958		17,008	3,650	Not applicable
Class R-4	38,731		22,911	237	Not applicable
Class R-5	Not applicable		9,662	100	Not applicable
Total	$578,513	$100,384	$92,132	$14,121	$3,813

Deferred directors’ compensation– Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $780,000, shown on the accompanying financial statements, includes $401,000 in current fees (either paid in cash or deferred) and a net increase of $379,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(1)		Reinvestments of dividends and distributions		Repurchases(1)		Net increase (decrease)
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended August 31, 2007
Class A	$12,042,117	354,674	$3,248,280	98,314	$(13,722,764)	(403,123)	$1,567,633	49,865
Class B	560,940	17,121	240,853	7,522	(861,237)	(26,160)	(59,444)	(1,517)
Class C	2,022,398	61,894	327,997	10,282	(1,420,162)	(43,287)	930,233	28,889
Class F	8,109,384	240,075	680,031	20,701	(3,424,868)	(100,887)	5,364,547	159,889
Class 529-A	553,119	16,344	89,592	2,722	(151,259)	(4,441)	491,452	14,625
Class 529-B	65,970	2,000	15,814	492	(24,822)	(749)	56,962	1,743
Class 529-C	189,186	5,735	24,011	746	(63,430)	(1,907)	149,767	4,574
Class 529-E	28,305	843	4,528	138	(10,408)	(309)	22,425	672
Class 529-F	25,527	754	2,541	77	(6,712)	(198)	21,356	633
Class R-1	183,664	5,554	10,675	331	(67,150)	(2,015)	127,189	3,870
Class R-2	972,347	29,252	82,234	2,541	(683,601)	(20,464)	370,980	11,329
Class R-3	5,268,904	156,917	424,134	13,002	(3,060,192)	(91,197)	2,632,846	78,722
Class R-4	6,509,287	193,101	569,783	17,361	(3,508,429)	(103,586)	3,570,641	106,876
Class R-5	5,996,052	176,021	360,877	10,926	(1,678,764)	(49,027)	4,678,165	137,920
Total net increase
(decrease)	$42,527,200	1,260,285	$6,081,350	185,155	$(28,683,798)	(847,350)	$19,924,752	598,090

Year ended August 31, 2006
Class A	$14,458,668	463,064	$936,264	30,378	$(10,006,575)	(320,708)	$5,388,357	172,734
Class B	823,189	27,187	46,761	1,563	(620,386)	(20,541)	249,564	8,209
Class C	2,377,709	78,847	56,267	1,886	(1,037,829)	(34,430)	1,396,147	46,303
Class F	6,741,333	216,406	156,176	5,094	(2,480,307)	(79,812)	4,417,202	141,688
Class 529-A	522,834	16,805	21,012	684	(85,598)	(2,746)	458,248	14,743
Class 529-B	73,313	2,412	2,743	91	(14,256)	(469)	61,800	2,034
Class 529-C	168,188	5,528	3,781	126	(38,240)	(1,255)	133,729	4,399
Class 529-E	28,956	936	931	30	(5,552)	(179)	24,335	787
Class 529-F	21,303	681	496	17	(2,664)	(85)	19,135	613
Class R-1	153,153	5,004	1,406	46	(42,793)	(1,394)	111,766	3,656
Class R-2	906,870	29,689	13,338	441	(458,510)	(14,959)	461,698	15,171
Class R-3	4,432,439	143,562	87,347	2,868	(1,757,738)	(56,800)	2,762,048	89,630
Class R-4	5,699,587	182,999	127,670	4,167	(2,020,474)	(65,033)	3,806,783	122,133
Class R-5	4,050,715	130,036	70,624	2,291	(816,961)	(26,081)	3,304,378	106,246
Total net increase
(decrease)	$40,458,257	1,303,156	$1,524,816	49,682	$(19,387,883)	(624,492)	$22,595,190	728,346

(1) Includes exchanges between share classes of the fund.

6. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $54,542,019,000 and $38,840,188,000, respectively, during the year ended August 31, 2007.

Financial highlights(1)

		Income (loss) from investment operations(2)			Dividends and distributions

	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return (3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers	(4)	Ratio of net income (loss) to average net assets	(4)

Class A:
Year ended 8/31/2007	$31.93	$.32	$4.89	$5.21	$(.27)	$(1.10)	$(1.37)	$35.77	16.69%	$90,125.64%			.62%		.94%
Year ended 8/31/2006	29.51	.28	2.56	2.84	(.19)	(.23)	(.42)	31.93	9.66	78,854.65			.63		.89
Year ended 8/31/2005	24.43	.21	4.96	5.17	(.09)	-	(.09)	29.51	21.20	67,793.68			.66		.76
Year ended 8/31/2004	22.49	.05	1.90	1.95	(.01)	-	(.01)	24.43	8.65	52,432.70			.70		.20
Year ended 8/31/2003	18.57	.06	3.88	3.94	(.02)	-	(.02)	22.49	21.23	41,267.76			.76		.28
Class B:
Year ended 8/31/2007	30.83	.06	4.73	4.79	(.04)	(1.10)	(1.14)	34.48	15.82	7,596	1.39		1.36		.20
Year ended 8/31/2006	28.55	.04	2.47	2.51	-	(.23)	(.23)	30.83	8.80	6,839	1.40		1.38		.14
Year ended 8/31/2005	23.73	- (5)	4.82	4.82	-	-	-	28.55	20.31	6,098	1.43		1.41		.01
Year ended 8/31/2004	22.00	(.13)	1.86	1.73	-	-	-	23.73	7.86	4,788	1.44		1.44		(.55)
Year ended 8/31/2003	18.28	(.09)	3.81	3.72	-	-	-	22.00	20.35	3,490	1.53		1.53		(.49)
Class C:
Year ended 8/31/2007	30.73	.05	4.70	4.75	(.04)	(1.10)	(1.14)	34.34	15.74	11,091	1.45		1.42		.14
Year ended 8/31/2006	28.47	.02	2.47	2.49	-	(.23)	(.23)	30.73	8.75	9,036	1.47		1.44		.07
Year ended 8/31/2005	23.68	(.01)	4.80	4.79	-	-	-	28.47	20.23	7,054	1.48		1.46		(.05)
Year ended 8/31/2004	21.96	(.14)	1.86	1.72	-	-	-	23.68	7.83	4,814	1.50		1.50		(.60)
Year ended 8/31/2003	18.26	(.10)	3.80	3.70	-	-	-	21.96	20.26	2,762	1.55		1.55		(.52)
Class F:
Year ended 8/31/2007	31.76	.32	4.87	5.19	(.29)	(1.10)	(1.39)	35.56	16.71	25,404.63			.61		.95
Year ended 8/31/2006	29.37	.28	2.54	2.82	(.20)	(.23)	(.43)	31.76	9.62	17,613.64			.61		.91
Year ended 8/31/2005	24.33	.20	4.94	5.14	(.10)	-	(.10)	29.37	21.18	12,122.70			.68		.73
Year ended 8/31/2004	22.41	.04	1.90	1.94	(.02)	-	(.02)	24.33	8.66	7,237.72			.72		.17
Year ended 8/31/2003	18.53	.05	3.87	3.92	(.04)	-	(.04)	22.41	21.22	3,721.75			.75		.28
Class 529-A:
Year ended 8/31/2007	31.81	.31	4.87	5.18	(.27)	(1.10)	(1.37)	35.62	16.66	2,725.69			.66		.90
Year ended 8/31/2006	29.42	.27	2.54	2.81	(.19)	(.23)	(.42)	31.81	9.57	1,968.68			.66		.86
Year ended 8/31/2005	24.38	.19	4.95	5.14	(.10)	-	(.10)	29.42	21.13	1,386.73			.71		.69
Year ended 8/31/2004	22.47	.04	1.90	1.94	(.03)	-	(.03)	24.38	8.63	815.74			.74		.16
Year ended 8/31/2003	18.56	.07	3.88	3.95	(.04)	-	(.04)	22.47	21.35	409.67			.67		.36
Class 529-B:
Year ended 8/31/2007	30.97	.03	4.74	4.77	(.02)	(1.10)	(1.12)	34.62	15.69	534	1.51		1.48		.08
Year ended 8/31/2006	28.71	.01	2.48	2.49	-	(.23)	(.23)	30.97	8.68	424	1.52		1.50		.02
Year ended 8/31/2005	23.91	(.04)	4.84	4.80	-	-	-	28.71	20.08	335	1.59		1.57		(.16)
Year ended 8/31/2004	22.20	(.18)	1.89	1.71	-	-	-	23.91	7.70	219	1.62		1.62		(.72)
Year ended 8/31/2003	18.48	(.12)	3.84	3.72	-	-	-	22.20	20.13	120	1.66		1.66		(.63)
Class 529-C:
Year ended 8/31/2007	30.99	.03	4.74	4.77	(.04)	(1.10)	(1.14)	34.62	15.66	849	1.50		1.48		.08
Year ended 8/31/2006	28.72	.01	2.49	2.50	-	(.23)	(.23)	30.99	8.71	619	1.52		1.49		.03
Year ended 8/31/2005	23.91	(.04)	4.85	4.81	-	-	-	28.72	20.12	447	1.58		1.56		(.15)
Year ended 8/31/2004	22.21	(.17)	1.87	1.70	-	-	-	23.91	7.65	273	1.61		1.61		(.71)
Year ended 8/31/2003	18.48	(.12)	3.85	3.73	-	-	-	22.21	20.18	136	1.65		1.65		(.61)
Class 529-E:
Year ended 8/31/2007	31.58	.20	4.84	5.04	(.18)	(1.10)	(1.28)	35.34	16.29	143.99			.97		.59
Year ended 8/31/2006	29.23	.17	2.52	2.69	(.11)	(.23)	(.34)	31.58	9.21	107	1.00		.97		.54
Year ended 8/31/2005	24.22	.10	4.92	5.02	(.01)	-	(.01)	29.23	20.73	76	1.06		1.04		.36
Year ended 8/31/2004	22.37	(.05)	1.90	1.85	-	-	-	24.22	8.27	44	1.09		1.09		(.19)
Year ended 8/31/2003	18.55	(.02)	3.87	3.85	(.03)	-	(.03)	22.37	20.78	23	1.11		1.11		(.08)
Class 529-F:
Year ended 8/31/2007	$31.80	$.37	$4.87	$5.24	$(.33)	$(1.10)	$(1.43)	$35.61	16.86%	$81.49%			.47%		1.09%
Year ended 8/31/2006	29.38	.33	2.53	2.86	(.21)	(.23)	(.44)	31.80	9.79	52.50			.47		1.05
Year ended 8/31/2005	24.34	.19	4.94	5.13	(.09)	-	(.09)	29.38	21.12	30.72			.70		.70
Year ended 8/31/2004	22.45	.02	1.89	1.91	(.02)	-	(.02)	24.34	8.53	16.84			.84		.07
Period from 9/16/2002 to 8/31/2003	18.39	.03	4.06	4.09	(.03)	-	(.03)	22.45	22.27	5.86		(6)	.86	(6)	.16	(6)
Class R-1:
Year ended 8/31/2007	31.13	.05	4.77	4.82	(.09)	(1.10)	(1.19)	34.76	15.79	408	1.43		1.40		.16
Year ended 8/31/2006	28.88	.03	2.49	2.52	(.04)	(.23)	(.27)	31.13	8.75	245	1.45		1.42		.11
Year ended 8/31/2005	24.02	(.01)	4.87	4.86	-	-	-	28.88	20.23	122	1.47		1.44		(.05)
Year ended 8/31/2004	22.28	(.15)	1.89	1.74	-	-	-	24.02	7.81	57	1.51		1.51		(.61)
Year ended 8/31/2003	18.53	(.11)	3.87	3.76	(.01)	-	(.01)	22.28	20.29	23	1.59		1.53		(.53)
Class R-2:
Year ended 8/31/2007	31.16	.05	4.77	4.82	(.04)	(1.10)	(1.14)	34.84	15.76	2,815	1.42		1.40		.16
Year ended 8/31/2006	28.86	.03	2.50	2.53	-	(.23)	(.23)	31.16	8.77	2,164	1.46		1.43		.09
Year ended 8/31/2005	24.01	(.01)	4.86	4.85	-	-	-	28.86	20.20	1,567	1.51		1.45		(.04)
Year ended 8/31/2004	22.26	(.14)	1.89	1.75	-	-	-	24.01	7.86	857	1.60		1.48		(.57)
Year ended 8/31/2003	18.53	(.10)	3.86	3.76	(.03)	-	(.03)	22.26	20.29	305	1.82		1.49		(.49)
Class R-3:
Year ended 8/31/2007	31.49	.21	4.83	5.04	(.20)	(1.10)	(1.30)	35.23	16.33	13,652.96			.93		.63
Year ended 8/31/2006	29.15	.18	2.52	2.70	(.13)	(.23)	(.36)	31.49	9.30	9,724.96			.94		.59
Year ended 8/31/2005	24.18	.12	4.91	5.03	(.06)	-	(.06)	29.15	20.83	6,389.96			.94		.46
Year ended 8/31/2004	22.35	(.03)	1.88	1.85	(.02)	-	(.02)	24.18	8.28	3,148	1.05		1.05		(.14)
Year ended 8/31/2003	18.55	(.02)	3.86	3.84	(.04)	-	(.04)	22.35	20.75	743	1.11		1.11		(.11)
Class R-4:
Year ended 8/31/2007	31.73	.31	4.85	5.16	(.27)	(1.10)	(1.37)	35.52	16.63	17,856.68			.65		.91
Year ended 8/31/2006	29.35	.27	2.54	2.81	(.20)	(.23)	(.43)	31.73	9.60	12,558.69			.66		.86
Year ended 8/31/2005	24.35	.19	4.94	5.13	(.13)	-	(.13)	29.35	21.15	8,032.70			.68		.72
Year ended 8/31/2004	22.44	.05	1.90	1.95	(.04)	-	(.04)	24.35	8.70	3,320.71			.71		.20
Year ended 8/31/2003	18.57	.05	3.87	3.92	(.05)	-	(.05)	22.44	21.19	401.74			.74		.26
Class R-5:
Year ended 8/31/2007	31.98	.41	4.89	5.30	(.36)	(1.10)	(1.46)	35.82	16.97	12,630.38			.35		1.21
Year ended 8/31/2006	29.56	.37	2.55	2.92	(.27)	(.23)	(.50)	31.98	9.92	6,863.39			.36		1.17
Year ended 8/31/2005	24.50	.28	4.97	5.25	(.19)	-	(.19)	29.56	21.52	3,204.40			.38		1.02
Year ended 8/31/2004	22.52	.12	1.91	2.03	(.05)	-	(.05)	24.50	9.02	1,179.41			.41		.50
Year ended 8/31/2003	18.58	.11	3.89	4.00	(.06)	-	(.06)	22.52	21.61	297.43			.43		.56

	Year ended August 31
	2007	2006	2005	2004	2003

Portfolio turnover rate for all classes of shares	26%	22%	20%	19%	25%

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) This column reflects the impact, if any, of certain reimbursements/waivers from CRMC.    During some of the periods shown, CRMC reduced fees for investment advisory services for all share classes. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(5) Amount less than $.01.
(6) Annualized.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of The Growth Fund of America, Inc.:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of The Growth Fund of America, Inc. (the “Fund”), as of August 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Growth Fund of America, Inc. as of August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
October 4, 2007

Tax information
                                                     unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended August 31, 2007:

Long-term capital gains	$5,227,303,000
Qualified dividend income	100%
Corporate dividends received deduction	$1,326,145,000
U.S. government income that may be exempt from state taxation	$143,692,000

Individual shareholders should refer to their Form 1099 or other tax information, which will mailed in January 2008, to determine the calendar year amounts to be included on their 2007 tax returns. Shareholders should consult their tax advisers.

Expense example
unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2007, through August 31, 2007).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and  529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3/1/2007	Ending account value 8/31/2007	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,087.91	$3.21	.61%
Class A -- assumed 5% return	1,000.00	1,022.13	3.11	.61
Class B -- actual return	1,000.00	1,083.95	7.09	1.35
Class B -- assumed 5% return	1,000.00	1,018.40	6.87	1.35
Class C -- actual return	1,000.00	1,083.63	7.41	1.41
Class C -- assumed 5% return	1,000.00	1,018.10	7.17	1.41
Class F -- actual return	1,000.00	1,087.78	3.16	.60
Class F -- assumed 5% return	1,000.00	1,022.18	3.06	.60
Class 529-A -- actual return	1,000.00	1,087.62	3.47	.66
Class 529-A -- assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 529-B -- actual return	1,000.00	1,082.88	7.77	1.48
Class 529-B -- assumed 5% return	1,000.00	1,017.74	7.53	1.48
Class 529-C -- actual return	1,000.00	1,083.23	7.77	1.48
Class 529-C -- assumed 5% return	1,000.00	1,017.74	7.53	1.48
Class 529-E -- actual return	1,000.00	1,086.03	5.10	.97
Class 529-E -- assumed 5% return	1,000.00	1,020.32	4.94	.97
Class 529-F -- actual return	1,000.00	1,088.67	2.47	.47
Class 529-F -- assumed 5% return	1,000.00	1,022.84	2.40	.47
Class R-1 -- actual return	1,000.00	1,083.89	7.35	1.40
Class R-1 -- assumed 5% return	1,000.00	1,018.15	7.12	1.40
Class R-2 -- actual return	1,000.00	1,083.66	7.35	1.40
Class R-2 -- assumed 5% return	1,000.00	1,018.15	7.12	1.40
Class R-3 -- actual return	1,000.00	1,086.35	4.89	.93
Class R-3 -- assumed 5% return	1,000.00	1,020.52	4.74	.93
Class R-4 -- actual return	1,000.00	1,087.55	3.42	.65
Class R-4 -- assumed 5% return	1,000.00	1,021.93	3.31	.65
Class R-5 -- actual return	1,000.00	1,089.43	1.84	.35
Class R-5 -- assumed 5% return	1,000.00	1,023.44	1.79	.35

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through August 31, 2008. The agreement was amended to add additional advisory fee breakpoints if and when the fund’s net assets exceed $188 billion and $210 billion. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement based on advice of their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing growth of capital. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices. This report, including the letter to shareholders and related disclosures, contains certain information about each fund’s investment results. The board and the committee concluded that the fund’s short- and long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase and the 10% advisory fee waiver in effect since April 2005. In addition, they reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with investment mandates similar to those of the fund. They noted that, although the fees paid by those clients generally were lower than those paid by the fund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information previously received regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the impact of CRMC’s current 10% advisory fee waiver. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Board of directors and other officers

“Independent” directors

	Year first
	elected
	a director
Name and age	of the fund[1]	Principal occupation(s) during past five years

Joseph C. Berenato, 61	2003	Chairman of the Board, President and CEO, Ducommun Incorporated (aerospace components manufacturer)

Robert J. Denison, 66	2005	Chair, First Security Management (private investment)

Robert A. Fox, 70	1970	Managing General Partner, Fox Investments LP; corporate director; retired President and CEO, Foster Farms (poultry producer)

Leonade D. Jones, 59	1993	Co-founder, VentureThink LLC (developed and managed e-commerce businesses) and Versura Inc. (education loan exchange); former Treasurer, The Washington Post Company

John G. McDonald, 70	1976	Stanford Investors Professor, Graduate School of Business, Stanford University

Gail L. Neale, 72	1998	President, The Lovejoy Consulting Group, Inc. (a pro bono consulting group advising nonprofit organizations)

Henry E. Riggs, 72	1989	President Emeritus, Keck Graduate Institute of
Chairman of the Board		Applied Life Sciences
(Independent and Non-Executive)

Patricia K. Woolf, Ph.D., 73	1985	Private investor; corporate director; former Lecturer, Department of Molecular Biology, Princeton University

“Independent” directors

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	director	Other directorships[3] held by director

Joseph C. Berenato, 61	6	Ducommun Incorporated

Robert J. Denison, 66	5	None

Robert A. Fox, 70	7	Chemtura Corporation

Leonade D. Jones, 59	6	None

John G. McDonald, 70	8	iStar Financial, Inc.; Plum Creek Timber Co.; Scholastic Corporation; Varian, Inc.

Gail L. Neale, 72	4	None

Henry E. Riggs, 72	4	None
Chairman of the Board
(Independent and Non-Executive)

Patricia K. Woolf, Ph.D., 73	6	None

“Interested” directors[4]

	Year first
	elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund[1]	principal underwriter of the fund

James F. Rothenberg, 61	1997	Chairman of the Board, Capital Research and
Vice Chairman of the Board		Management Company; Director, American Funds Distributors, Inc.;[5] Director, The Capital Group
		Companies, Inc.[5]

Donald D. O’Neal, 47	1995	Senior Vice President — Capital Research Global
President		Investors, Capital Research and Management Company

“Interested” directors[4]

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
position with fund	director	Other directorships[3] held by director

James F. Rothenberg, 61	2	None
Vice Chairman of the Board

Donald D. O’Neal, 47	3	None
President

The statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Fund Secretary.

[1]Directors and officers of the fund serve until their resignation, removal or retirement.

[2]Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 15 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available to investors in tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

[3]This includes all directorships (other than those in the American Funds) that are held by each director as a director of a public company or a registered investment company.

[4]“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

[5]Company affiliated with Capital Research and Management Company.

[6]All of the officers listed, except Messrs. Beleson, Merritt and Vogt, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

Other officers[6]

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund[1]	principal underwriter of the fund

Paul G. Haaga, Jr., 58	1994	Vice Chairman of the Board, Capital Research and
Executive Vice President		Management Company; Senior Vice President — Fixed Income, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]

Gordon Crawford, 60	1992	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]

Michael T. Kerr, 48	1998	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research and Management Company; Director, Capital Research and Management Company

Bradley J. Vogt, 42	1999	President and Director, Capital Research Company;[5]
Senior Vice President
Senior Vice President — Capital World Investors, Capital Research Company;[5] Director, American Funds Distributors, Inc.;[5] Director, Capital Group Research, Inc.;[5] Director, Capital International Research, Inc.[5]

Richard M. Beleson, 53	1992	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company[5]

Mark E. Merritt, 38	2004	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company[5]

Donald H. Rolfe, 35	2007	Associate Counsel — Fund Business Management
Vice President		Group, Capital Research and Management Company

Patrick F. Quan, 49	1986–1998	Vice President — Fund Business Management
Secretary	2000	Group, Capital Research and Management Company

Jeffrey P. Regal, 36	2006	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

David A. Pritchett, 41	1999	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Office of the fund
One Market
Steuart Tower, Suite 1800
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial adviser and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete August 31, 2007, portfolio of The Growth Fund of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The Growth Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of The Growth Fund of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2007, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

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The right choice for the long term®

What makes American Funds different?

For 75 years, we have followed a consistent philosophy to benefit our investors. Our 30 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 40 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system

Our unique method of portfolio management, developed nearly 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 24 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

•A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
>	The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds  Capital Research and Management  Capital International  Capital Guardian  Capital Bank and Trust

Lit. No. MFGEAR-905-1007P

Litho in USA AGD/AL/8057-S10035

Printed on recycled paper

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, One Market, Steuart Tower, Suite 1800, San Francisco, California 94105.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Robert J. Denison, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2006	$73,000
2007	$77,000

b) Audit-Related Fees:
2006	$32,000
2007	$71,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2006	$9,000
2007	$6,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.
d) All Other Fees:
2006	None
2007	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable
b) Audit-Related Fees:
2006	$415,000
2007	$1,011,000

The audit–related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2006	$6,000
2007	$5,000
The tax fees consist of consulting services relating to the registrant’s investments.
d) All Other Fees:
2006	$9,000
2007	None
The other fees consist of consulting services related to the Registrant’s compliance program.

The Registrant’s audit committee will pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent registered public accounting firm’s independence.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $755,000 for fiscal year 2006 and $1,363,000 for fiscal year 2007. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

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The Growth Fund of America®
Investment portfolio

August 31, 2007

Common stocks — 91.77%	Shares	Market value (000)

INFORMATION TECHNOLOGY — 21.67%
Google Inc., Class A1	8,572,500	$4,416,981
Microsoft Corp.	151,470,000	4,351,733
Nokia Corp. (ADR)	57,949,974	1,905,395
Nokia Corp.	52,628,000	1,733,380
Cisco Systems, Inc.[1]	113,090,000	3,609,833
Oracle Corp.[1]	161,958,700	3,284,522
Yahoo! Inc.[1]	64,738,000	1,471,495
Texas Instruments Inc.	34,899,000	1,194,942
Samsung Electronics Co., Ltd.	1,709,169	1,076,886
International Business Machines Corp.	8,995,000	1,049,627
Intel Corp.	40,470,000	1,042,102
KLA-Tencor Corp.[2]	12,940,000	743,662
Applied Materials, Inc.	34,625,000	739,590
EMC Corp.[1]	34,900,000	686,134
Linear Technology Corp.[2]	19,850,000	674,701
Analog Devices, Inc.[2]	18,146,666	669,249
Xilinx, Inc.[2]	22,700,000	580,439
Altera Corp.[2]	23,950,000	570,249
Dell Inc.[1]	18,910,000	534,207
Paychex, Inc.	11,873,028	527,519
Symantec Corp.[1]	27,800,000	522,918
Taiwan Semiconductor Manufacturing Co. Ltd.	197,506,472	375,376
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	12,769,135	126,670
QUALCOMM Inc.	12,000,000	478,680
Motorola, Inc.	27,134,800	459,935
Intuit Inc.[1]	16,825,000	459,491
Maxim Integrated Products, Inc.	15,140,000	454,351
Advanced Micro Devices, Inc.[1,2]	32,240,000	419,120
Hon Hai Precision Industry Co., Ltd.	56,205,883	417,413
MEMC Electronic Materials, Inc.[1]	6,738,502	413,879
Tyco Electronics Ltd.[1]	11,303,475	394,152
Flextronics International Ltd.[1]	30,425,000	346,541
Kyocera Corp.	3,500,000	320,242
Accenture Ltd, Class A	7,525,000	310,105
CDW Corp.[1]	3,500,000	301,245
Micron Technology, Inc.[1]	25,600,000	293,120
ASML Holding NV (New York registered)[1]	9,625,000	285,574
Nortel Networks Corp.[1]	14,879,700	259,948
Microchip Technology Inc.	6,005,000	231,313
Jabil Circuit, Inc.	10,100,000	224,220
Iron Mountain Inc.[1]	7,750,000	219,015
Corning Inc.	9,000,000	210,330
Automatic Data Processing, Inc.	4,500,000	205,830
NAVTEQ Corp.[1]	2,833,000	178,479
Canon, Inc.	3,000,000	171,429
Hirose Electric Co., Ltd.	1,361,200	164,025
Lam Research Corp.[1]	3,000,000	160,890
Nintendo Co., Ltd.	325,000	150,647
Mediatek Incorporation	8,262,950	140,262
Sun Microsystems, Inc.[1]	23,326,700	125,031
Fiserv, Inc.[1]	2,250,000	104,670
Rohm Co., Ltd.	1,082,000	96,292
Solectron Corp.[1]	24,275,000	94,187
Teradyne, Inc.[1]	4,975,000	74,078
Diebold, Inc.	1,468,000	64,401
Quanta Computer Inc.	34,951,705	56,893
AU Optronics Corp.	35,696,537	51,722
Murata Manufacturing Co., Ltd.	550,000	38,550
LSI Corp.[1]	3,291,686	22,680
ProAct Holdings LLC.[1,3,4]	6,500,000	—
		40,286,350

ENERGY — 12.61%
Schlumberger Ltd.	41,774,400	4,031,230
Suncor Energy Inc.	18,424,414	1,652,242
Canadian Natural Resources, Ltd.	21,600,350	1,478,177
Baker Hughes Inc.[2]	17,606,800	1,476,506
Devon Energy Corp.	16,919,900	1,274,238
EOG Resources, Inc.[2]	15,885,000	1,070,014
Transocean Inc.[1]	9,905,400	1,040,958
Petro-Canada	18,385,900	938,728
ConocoPhillips	9,353,300	765,942
BG Group PLC	46,516,737	744,780
Cameco Corp.	9,000,000	363,873
Cameco Corp.	7,410,000	299,216
Smith International, Inc.	9,873,000	661,590
Occidental Petroleum Corp.	11,330,000	642,298
Imperial Oil Ltd.	12,591,854	551,587
OAO LUKOIL (ADR)	7,237,000	536,985
Nexen Inc.	17,036,577	476,908
Hess Corp.	7,500,000	460,275
Halliburton Co.	12,995,000	449,497
BJ Services Co.[2]	17,475,000	433,555
CONSOL Energy Inc.[2,4]	7,400,000	295,112
CONSOL Energy Inc.[2]	3,456,400	137,841
Chevron Corp.	4,828,732	423,770
Newfield Exploration Co.[1,2]	8,264,800	359,436
Noble Energy, Inc.	5,950,000	357,416
OAO Gazprom (ADR)	8,315,200	345,497
Exxon Mobil Corp.	3,900,000	334,347
Anadarko Petroleum Corp.	6,750,000	330,615
Petróleo Brasileiro SA – Petrobras, ordinary nominative (ADR)	4,953,200	306,306
Norsk Hydro ASA (ADR)	7,839,000	288,240
Royal Dutch Shell PLC, Class A (ADR)	2,000,000	154,700
Diamond Offshore Drilling, Inc.	1,400,000	147,224
Arch Coal, Inc.	4,800,000	141,552
Murphy Oil Corp.	2,318,000	141,259
Peabody Energy Corp.	2,830,000	120,303
National Oilwell Varco Inc.[1]	795,000	101,760
Rowan Companies, Inc.	2,200,000	82,588
Talisman Energy Inc.	1,451,000	24,899
		23,441,464

CONSUMER DISCRETIONARY — 12.51%
Target Corp.[2]	45,484,502	2,998,793
Lowe’s Companies, Inc.[2]	96,114,400	2,985,313
Time Warner Inc.	84,422,000	1,602,330
Carnival Corp., units[2]	31,600,000	1,440,644
Las Vegas Sands Corp.[1]	12,890,000	1,285,133
News Corp., Class A	57,434,800	1,161,906
Best Buy Co., Inc.	22,663,400	996,056
MGM Mirage, Inc.[1]	11,848,281	994,900
Kohl’s Corp.[1]	12,900,000	764,970
Comcast Corp., Class A1	20,625,000	538,106
Comcast Corp., Class A, special nonvoting stock[1]	6,000,000	155,160
International Game Technology[2]	16,800,000	641,256
Johnson Controls, Inc.	5,593,800	632,659
YUM! Brands, Inc.	16,806,000	549,892
Time Warner Cable Inc., Class A1	14,735,000	540,774
Garmin Ltd.	4,740,000	482,674
Liberty Media Holding Corp., Liberty Interactive, Series A1	23,792,500	451,344
Magna International Inc., Class A	4,401,000	393,669
Limited Brands, Inc.	16,000,000	370,560
Royal Caribbean Cruises Ltd.	9,725,000	369,842
Starbucks Corp.[1]	13,000,000	358,150
McDonald’s Corp.	5,999,000	295,451
CarMax, Inc.[1,2]	12,600,000	285,516
Expedia, Inc.[1]	9,375,000	279,844
Shaw Communications Inc., Class B, nonvoting	12,000,000	278,880
Harrah’s Entertainment, Inc.	2,721,036	233,383
Nikon Corp.	6,856,000	214,232
Apollo Group, Inc., Class A1	3,215,938	188,679
Harman International Industries, Inc.	1,481,900	168,033
Fortune Brands Inc.	2,000,000	166,180
Toyota Motor Corp.	2,730,000	159,299
Williams-Sonoma, Inc.	4,605,000	153,485
Boyd Gaming Corp.	3,458,500	141,280
Ross Stores, Inc.	5,067,000	141,015
Harley-Davidson, Inc.	2,109,500	113,470
DreamWorks Animation SKG, Inc., Class A1	3,500,000	107,975
Lennar Corp., Class A	3,500,000	98,945
Gentex Corp.	4,600,000	92,184
TJX Companies, Inc.	3,000,000	91,470
Brinker International, Inc.	3,000,000	86,520
XM Satellite Radio Holdings Inc., Class A1	5,367,555	66,933
Discovery Holding Co., Class A1	2,645,400	66,452
Getty Images, Inc.[1]	2,050,000	63,939
E. W. Scripps Co., Class A	1,000,000	41,100
		23,248,396

HEALTH CARE — 11.61%
Roche Holding AG	19,680,000	3,421,759
Medtronic, Inc.	46,569,000	2,460,706
Eli Lilly and Co.	23,222,400	1,331,805
Genentech, Inc.[1]	16,580,000	1,240,350
Schering-Plough Corp.	41,278,200	1,239,172
Cardinal Health, Inc.	14,810,300	1,012,728
Stryker Corp.	14,607,000	975,748
Amgen Inc.[1]	18,223,000	913,154
Gilead Sciences, Inc.[1]	24,760,000	900,521
UnitedHealth Group Inc.	15,510,000	775,655
Boston Scientific Corp.[1]	45,300,000	581,199
Novo Nordisk A/S, Class B	4,763,700	529,900
WellPoint, Inc.[1]	5,771,400	465,117
Celgene Corp.[1]	6,800,000	436,628
Biogen Idec Inc.[1]	6,775,000	432,380
Aetna Inc.	8,375,000	426,371
Allergan, Inc.	6,570,000	394,266
Covidien Ltd.[1]	9,053,475	360,600
Intuitive Surgical, Inc.[1]	1,475,000	326,388
Merck & Co., Inc.	6,000,000	301,020
Abbott Laboratories	5,500,000	285,505
Teva Pharmaceutical Industries Ltd. (ADR)	6,599,307	283,770
McKesson Corp.	4,900,000	280,329
C. R. Bard, Inc.	3,249,500	270,976
Wyeth	5,750,000	266,225
St. Jude Medical, Inc.[1]	5,938,512	258,741
AstraZeneca PLC (Sweden)	5,138,700	252,500
Johnson & Johnson	3,050,000	188,459
Forest Laboratories, Inc.[1]	4,366,000	164,293
CIGNA Corp.	3,000,000	155,040
Medco Health Solutions, Inc.[1]	1,500,000	128,175
Amylin Pharmaceuticals, Inc.[1]	2,425,000	118,898
Cephalon, Inc.[1]	1,400,000	105,070
Alcon, Inc.	653,444	88,385
Zimmer Holdings, Inc.[1]	1,000,000	78,330
Abraxis BioScience, Inc.[1]	2,200,000	48,268
Affymetrix, Inc.[1]	2,000,000	45,320
Martek Biosciences Corp.[1]	1,507,500	40,733
Applera Corp., Celera group[1]	528,800	6,964
		21,591,448

INDUSTRIALS — 8.20%
General Electric Co.	70,160,000	2,727,119
United Parcel Service, Inc., Class B	18,383,500	1,394,572
Caterpillar Inc.	17,666,000	1,338,553
Boeing Co.	12,400,000	1,199,080
Illinois Tool Works Inc.	16,040,000	933,047
General Dynamics Corp.	11,641,400	914,548
FedEx Corp.	7,730,000	847,826
Mitsubishi Heavy Industries, Ltd.	119,889,000	733,719
Southwest Airlines Co.[2]	43,578,877	658,477
Tyco International Ltd.	11,303,475	499,161
Deutsche Post AG	15,460,000	449,367
Lockheed Martin Corp.	3,330,000	330,136
Raytheon Co.	4,700,000	288,298
Robert Half International Inc.[2]	8,310,000	265,421
Northrop Grumman Corp.	3,182,000	250,869
United Technologies Corp.	3,340,000	249,264
UAL Corp.[1]	5,000,000	237,350
Union Pacific Corp.	2,000,000	223,140
Mitsubishi Corp.	7,400,000	208,235
Norfolk Southern Corp.	4,000,000	204,840
Allied Waste Industries, Inc.[1]	15,000,000	191,550
Bombardier Inc., Class B1	32,012,050	188,146
Monster Worldwide, Inc.[1]	4,939,500	168,931
Burlington Northern Santa Fe Corp.	1,885,000	152,968
ChoicePoint Inc.[1]	3,220,000	126,675
Continental Airlines, Inc., Class B1	3,400,000	113,084
Precision Castparts Corp.	857,000	111,676
Avery Dennison Corp.	1,598,000	95,544
Cintas Corp.	2,500,000	91,625
JetBlue Airways Corp.[1]	6,216,000	59,176
		15,252,397

FINANCIALS — 7.84%
Fannie Mae[2]	50,524,700	3,314,926
American International Group, Inc.	28,675,200	1,892,563
Freddie Mac	22,602,300	1,392,528
Berkshire Hathaway Inc., Class A1	10,750	1,272,692
Citigroup Inc.	18,566,000	870,374
Bank of New York Mellon Corp.	17,615,963	712,213
Banco Bradesco SA, preferred nominative (ADR)	25,296,600	624,320
Wells Fargo & Co.	13,010,000	475,385
XL Capital Ltd., Class A	5,579,000	425,120
Banco Bilbao Vizcaya Argentaria, SA	17,470,000	402,090
Marsh & McLennan Companies, Inc.	13,175,000	351,114
ICICI Bank Ltd.	16,000,000	349,936
Mitsubishi Estate Co., Ltd.	12,615,000	337,561
AFLAC Inc.	4,645,000	247,625
PNC Financial Services Group, Inc.	3,000,000	211,110
Marshall & Ilsley Corp.	4,400,000	192,324
AMP Ltd.	21,000,000	180,403
OJSC VTB Bank (GDR)[1]	18,650,000	175,123
HDFC Bank Ltd.	6,000,000	173,072
SunTrust Banks, Inc.	2,150,000	169,312
State Street Corp.	2,671,000	163,893
Zions Bancorporation	2,145,000	151,437
Credit Suisse Group	2,085,000	136,290
AXIS Capital Holdings Ltd.	3,140,000	113,354
Protective Life Corp.	1,500,000	62,700
Popular, Inc.	4,000,000	49,360
Umpqua Holdings Corp.	2,175,000	47,198
Old Republic International Corp.	2,450,000	44,566
Willis Group Holdings Ltd.	900,000	35,010
		14,573,599

CONSUMER STAPLES — 5.16%
Altria Group, Inc.	29,536,700	2,050,142
Coca-Cola Co.	22,405,000	1,204,941
Walgreen Co.	25,391,100	1,144,377
PepsiCo, Inc.	15,800,000	1,074,874
Bunge Ltd.[2]	7,250,000	662,940
Wm. Wrigley Jr. Co.	7,762,500	452,166
Archer Daniels Midland Co.	13,000,000	438,100
Groupe Danone SA	4,535,000	345,515
L’Oréal SA	2,595,000	304,043
Wal-Mart Stores, Inc.	5,950,000	259,599
Whole Foods Market, Inc.	5,549,600	245,625
SYSCO Corp.	7,350,000	245,343
Avon Products, Inc.	6,550,000	224,993
Kerry Group PLC, Class A2	8,965,824	218,086
Procter & Gamble Co.	3,243,000	211,800
Constellation Brands, Inc., Class A1	6,200,000	149,916
IAWS Group PLC	6,175,000	120,944
Seven & I Holdings Co., Ltd.	3,450,000	92,020
Diageo PLC	4,000,000	85,419
General Mills, Inc.	1,235,000	69,012
		9,599,855

MATERIALS — 4.64%
Potash Corp. of Saskatchewan Inc.	13,672,000	1,210,792
Syngenta AG2	5,200,000	973,439
Freeport-McMoRan Copper & Gold Inc.	10,133,000	885,827
Barrick Gold Corp.	26,260,000	853,975
Newmont Mining Corp.	16,898,000	714,109
USX Corp.[2]	7,230,709	683,157
CRH PLC	15,213,676	659,267
Monsanto Co.	8,946,434	623,924
Rio Tinto PLC	7,172,960	496,125
Teck Cominco Ltd., Class B	9,000,000	383,923
BHP Billiton Ltd.	10,215,000	320,483
Newcrest Mining Ltd.	13,282,238	265,734
Alcoa Inc.	7,250,000	264,843
Sealed Air Corp.[2]	9,271,200	245,223
Kuraray Co., Ltd.	2,290,000	30,085
Dow Chemical Co.	306,900	13,083
		8,623,989

TELECOMMUNICATION SERVICES — 2.46%
Sprint Nextel Corp., Series 1	130,289,950	2,465,086
Qwest Communications International Inc.[1,2]	114,418,000	1,024,041
KDDI Corp.	60,129	464,527
Level 3 Communications, Inc.[1]	45,500,000	237,965
Telephone and Data Systems, Inc., Special Common Shares	2,303,100	141,641
Verizon Communications Inc.	2,584,350	108,233
France Télécom SA	3,000,000	90,511
Embarq Corp.	689,237	43,022
Broadview Networks Holdings, Inc., Class A1,3,4	31,812	0
		4,575,026

UTILITIES — 0.24%
Questar Corp.	4,950,000	247,352
NRG Energy, Inc.[1]	5,000,000	190,450
		437,802

MISCELLANEOUS — 4.83%
Other common stocks in initial period of acquisition		8,976,156

Total common stocks (cost: $126,961,764,000)		170,606,482

		Market value
Preferred stocks — 0.00%	Shares	(000)

TELECOMMUNICATION SERVICES — 0.00%
Broadview Networks Holdings, Inc.[1,3,4]	1,272	$583

Total preferred stocks (cost: $21,000,000)		583

	Principal amount
Bonds & notes — 0.21%	(000)

CONSUMER DISCRETIONARY — 0.12%
Delphi Automotive Systems Corp. 6.50% 2009[5]	$20,000	20,300
Delphi Corp. 6.50% 2013[5]	53,500	54,035
Delphi Automotive Systems Corp. 6.55% 2006[5]	58,190	59,063
Delphi Automotive Systems Corp. 7.125% 2029[5]	22,000	22,330
Ford Motor Co. 7.45% 2031	97,000	73,235
		228,963

FINANCIALS — 0.08%
SunTrust Banks Inc. 5.508% 2007[6]	73,500	73,507
General Motors Acceptance Corp. 6.75% 2014	36,800	31,274
General Motors Acceptance Corp. 8.00% 2031	43,000	38,726
		143,507

TELECOMMUNICATION SERVICES — 0.01%
Level 3 Financing, Inc. 12.25% 2013	7,950	8,705

Total bonds & notes (cost: $354,655,000)		381,175

Short-term securities — 7.96%

Federal Home Loan Bank 4.788–5.14% due 9/5/2007–1/24/2008	2,545,040	2,524,123
Freddie Mac 4.91–5.14% due 9/4–12/4/2007	2,323,122	2,309,238
U.S. Treasury Bills 4.742–4.855% due 9/6–11/15/2007	1,296,900	1,292,420
Fannie Mae 5.07–5.145% due 9/7–10/24/2007[2]	709,727	707,216
Procter & Gamble International Funding S.C.A. 5.20–5.25% due 9/5–10/26/2007[4]	571,169	569,345
Bank of America Corp. 5.20–5.245% due 9/19–11/2/2007	535,000	531,528
Ranger Funding Co. LLC 6.15% due 10/25/2007[4]	37,000	36,652
Edison Asset Securitization LLC 5.25–5.85% due 10/2–11/9/2007[4]	160,500	159,168
General Electric Capital Corp. 5.19–5.23% due 9/18–11/15/2007	135,000	134,151
General Electric Capital Services, Inc. 5.21–5.23% due 9/18–11/14/2007	125,000	124,235
General Electric Co. 5.24–5.26% due 11/19–11/20/2007	89,100	88,007
CAFCO LLC 5.23–5.85% due 9/12–10/25/2007[4]	475,000	472,165
Clipper Receivables Co., LLC 5.23–5.25% due 9/4–10/18/2007[4]	409,200	407,722
State Street Corp. 5.22% due 9/21/2007	50,000	49,854
Federal Farm Credit Banks 4.80–5.132% due 9/7/2007–1/17/2008	439,637	436,364
JPMorgan Chase & Co. 5.22–5.23% due 9/4–10/30/2007	214,800	213,848
Park Avenue Receivables Co., LLC 5.24–5.25% due 9/4–10/12/2007[4]	170,000	169,160
Jupiter Securitization Co., LLC 5.25% due 9/7/2007[4]	50,000	49,951
Variable Funding Capital Corp. 5.235–5.25% due 9/6–10/16/2007[4]	405,500	403,646
Wal-Mart Stores Inc. 5.19–5.28% due 9/18–11/5/2007[4]	394,700	392,375
IBM Corp. 5.20% due 9/11/2007[4]	125,000	124,801
IBM International 5.215% due 11/8/2007	100,000	98,943
IBM Capital Inc. 5.19–5.22% due 9/10–9/18/2007[4]	90,000	89,783
IBM International Group Capital LLC 5.20% due 10/22/2007[4]	75,000	74,437
Coca-Cola Co. 5.20–5.25% due 9/24–11/20/2007[4]	343,400	340,980
AT&T Inc. 5.22–5.25% due 9/25–10/23/2007[4]	330,900	329,110
Johnson & Johnson 5.18–5.24% due 9/18–10/26/2007[4]	281,900	280,742
International Lease Finance Corp. 5.20–5.26% due 9/14–11/8/2007	200,000	198,803
AIG Funding Inc. 5.20% due 9/11/2007	42,400	42,333
Abbott Laboratories 5.22–5.42% due 9/20–10/16/2007[4]	230,000	228,947
Union Bank of California, N.A. 5.29–5.30% due 9/19–10/17/2007	200,000	199,964
International Bank for Reconstruction and Development 5.12–5.14% due 9/17–10/9/2007	177,300	176,790
Honeywell International Inc. 5.14–5.23% due 9/10–11/6/2007[4]	172,000	171,268
Prudential Funding, LLC 5.20–5.25% due 10/2–10/29/2007	152,000	151,148
Paccar Financial Corp. 5.20–5.31% due 9/4–10/17/2007	130,800	130,289
Private Export Funding Corp. 5.18–5.22% due 9/5–11/1/2007[4]	129,000	128,446
Hewlett-Packard Co. 5.24–5.26% due 9/28–10/18/2007[4]	120,000	119,306
American Express Credit Corp. 5.23–5.31% due 9/13–11/14/2007	100,000	99,331
John Deere Capital Corp. 5.23% due 10/30–11/6/2007[4]	100,000	99,024
Chevron Funding Corp. 5.20% due 10/12–10/15/2007	75,000	74,531
Three Pillars Funding, LLC 5.25–5.27% due 9/14–10/17/2007[4]	64,743	64,329
Hershey Co. 5.19–5.20% due 9/11–9/12/2007[4]	64,300	64,192
NetJets Inc. 5.21–5.22% due 9/4–10/1/2007[4]	60,000	59,852
Colgate-Palmolive Co. 5.22% due 10/16/2007[4]	55,000	54,633
Wells Fargo Bank, N.A. 5.28% due 9/13/2007	50,000	50,000
HSBC Finance Corp. 5.22% due 9/11/2007	50,000	49,921
E.I. duPont de Nemours and Co. 5.22% due 9/12/2007[4]	50,000	49,913
3M Co. 5.24% due 9/14/2007	47,400	47,303
Brown-Forman Corp. 5.24% due 9/5/2007[4]	25,000	24,983
Becton, Dickinson and Co. 5.24% due 9/14/2007	25,000	24,949
Anheuser-Busch Cos. Inc. 5.185% due 9/17/2007[4]	25,000	24,939
Harley-Davidson Funding Corp. 5.25% due 9/25/2007[4]	25,000	24,909
Lowes Companies Inc. 5.27% due 9/12/2007[2]	20,000	19,965
Kimberly-Clark Worldwide Inc. 5.25% due 10/9/2007[4]	10,800	10,738

Total short-term securities (cost: $14,795,936,000)		14,800,770

Total investment securities (cost: $142,133,355,000)		185,789,010
Other assets less liabilities		120,215

Net assets		$185,909,225

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.
2Represents an affiliated company as defined under the Investment Company Act of 1940.
3Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in  "Miscellaneous," was $101,080,000.
4Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $5,321,211,000, which represented 2.86% of the net assets of the fund.
5Scheduled interest and/or principal payment was not received.
6Coupon rate may change periodically.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from a financial adviser and should be read carefully before investing.

MFGEFP-905-1007O-S10928

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Directors of
The Growth Fund of America, Inc.

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of The Growth Fund of America, Inc., (the “Fund”) as of August 31, 2007, and for the year then ended and have issued our report thereon dated October 4, 2007, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of August 31, 2007, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
October 4, 2007

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE GROWTH FUND OF AMERICA, INC.

By /s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr., Executive Vice President and Principal Executive Officer

Date: November 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr., Executive Vice President and Principal Executive Officer

Date: November 8, 2007

By /s/ Jeffrey P. Regal
Jeffrey P. Regal, Treasurer and Principal Financial Officer

Date: November 8, 2007